THE ADVISORS' INNER CIRCLE FUND

                       RICE HALL JAMES MICRO CAP PORTFOLIO
                       RICE HALL JAMES SMALL CAP PORTFOLIO
                        RICE HALL JAMES MID CAP PORTFOLIO

                         SUPPLEMENT DATED MARCH 26, 2008
                                     TO THE
                       STATEMENT OF ADDITIONAL INFORMATION
                         DATED MARCH 1, 2008 (THE "SAI")

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SAI AND SHOULD BE READ IN CONJUNCTION WITH THE SAI.


1. The following replaces the first sentence in the sub-section with the heading "Voting Rights" on page S-2:

         Each shareholder of record is entitled to one vote for each share held on the record date for the meeting.


2. The following replaces the first sentence in the sub-section with the heading "Advisory Fees Paid to the Adviser" on page S-33:

         For its services, the Small Cap Portfolio and the Micro Cap Portfolio pay the Adviser a fee calculated at an annual rate of 0.80% and 0.75% of their average daily net assets, respectively.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.